Exhibit 10.5

JAND, INC.
2019 FOUNDER STOCK PLAN
ADOPTED ON MAY 2, 2019

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TABLE OF CONTENTS
(Continued)
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JAND, INC. 2019 FOUNDER STOCK PLAN
SECTION 1. ESTABLISHMENT AND PURPOSE.
The primary purpose of this Plan is to offer persons selected by the Company an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by acquiring Shares of the Company’s Stock. The Plan provides both for the direct award or sale of Shares, for the grant of Restricted Stock Units and for the grant of Options to purchase Shares. Options granted under the Plan may be ISOs intended to qualify under Code Section 422 or Nonstatutory Options which are not intended to so qualify. For purposes of clarity, the amendment and restatement of the Plan set forth herein will apply only to Awards granted under the Plan on or after the date the Plan is restated by the Board.
Capitalized terms are defined in Section 13.
SECTION 2. ADMINISTRATION.
(a)    Committees of the Board of Directors. The Plan may be administered by one or more Committees. Each Committee shall consist, as required by applicable law, of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.
(b)    Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Notwithstanding anything to the contrary in the Plan, with respect to the terms and conditions of awards granted to Participants outside the United States, the Board of Directors may vary from the provisions of the Plan to the extent it determines it necessary and appropriate to do so; provided that it may not vary from those Plan terms requiring stockholder approval pursuant to Section 12(d) below. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Participants and all persons deriving their rights from a Participant. For purposes of clarity, the Board of Directors may delegate any authority it has under the Plan, and/or any Award granted pursuant to the Plan, to the maximum extent permitted under all applicable laws, regulations and rules.
SECTION 3. ELIGIBILITY.
(a)    General Rule. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Nonstatutory Options, the direct award or sale of Shares or the grant of Restricted Stock Units.1 Only Employees shall be eligible for the grant of ISOs.
1 Note that special considerations apply if the Company proposes to grant awards to an Employee or Consultant of a Parent company.

(b)    Ten-Percent Stockholders. A person who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the Date of Grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the Date of Grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.
SECTION 4. STOCK SUBJECT TO PLAN.
(a)    Basic Limitation. Not more than 2,200,000 Shares may be issued under the Plan, subject to Subsection (b) below and Section 9(a). All of these Shares may be issued upon the exercise of ISOs. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan may not exceed the number of Shares that then remain available for issuance under the Plan. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares.
(b)    Additional Shares. In the event that Shares previously issued under the Plan are reacquired by the Company pursuant to a forfeiture provision (including, without limitation, any forfeiture effected by the Company’s repurchase of any Shares at the original purchase price paid to the Company for the Shares or any lesser amount), such Shares shall be added to the number of Shares then available for issuance under the Plan. In the event that Shares that otherwise would have been issuable under the Plan are withheld by the Company in payment of the Purchase Price, Exercise Price or withholding taxes, such Shares shall remain available for issuance under the Plan. In the event that an outstanding Award for any reason expires or is canceled, the unissued Shares subject thereto shall be added to the number of Shares then available for issuance under the Plan. Notwithstanding the foregoing, in no event shall the maximum aggregate number of Shares that may be issued under the Plan pursuant to ISOs exceed the number set forth in the first sentence of Section 4(a) (as adjusted from time to time by the Board of Directors or pursuant to Section 9(a)) plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated there under, any Shares that again become available for issuance pursuant to the remaining provisions of this Section 4.
SECTION 5. TERMS AND CONDITIONS OF AWARDS OR SALES.
(a)    Stock Grant or Purchase Agreement. Each award of Shares under the Plan shall be evidenced by a Stock Grant Agreement between the Grantee and the Company. Each sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Grant Agreement or Stock Purchase Agreement. The provisions of the various Stock Grant Agreements and Stock Purchase Agreements entered into under the Plan need not be identical.
(b)    Duration of Offers and Nontransferability of Rights. Any right to purchase Shares under the Plan (other than an Option) shall automatically expire if not exercised
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by the Purchaser within 30 days (or such other period as may be specified in the Award Agreement) after the grant of such right was communicated to the Purchaser by the Company. Such right is not transferable and may be exercised only by the Purchaser to whom such right was granted.
(c)    Purchase Price. The Board of Directors shall determine the Purchase Price of Shares to be offered under the Plan at its sole discretion. The Purchase Price shall be payable in a form described in Section 8.
(d)    Vesting Criteria and Repurchase Option. The Board of Directors will set vesting criteria applicable to Shares awarded or purchased under the Plan in its discretion. The Board of Directors may set vesting criteria based upon service or the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Board of Directors in its discretion. Unless the Board of Directors determines otherwise, the Company shall have a repurchase option on any Shares purchased under the Plan exercisable upon the voluntary or involuntary termination of the Grantee’s Service for any reason (including death or Disability) at a purchase price for the Shares equal to the original purchase price paid by Grantee to the Company for such Shares and may be paid by cancellation of indebtedness of the Grantee to the Company or by any other method deemed appropriate by the Board of Directors. The repurchase option shall generally lapse as the Shares vest as determined by the Board of Directors.
(e)    Leaves of Absence. Service shall be deemed to continue while the Grantee or Purchaser is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).
(f)    Rights as a Stockholder. Once Shares are issued or purchased under the Plan, the Grantee shall have the rights equivalent to those of a holder of capital stock, and shall be a record holder when the Grantee’s purchase and/or issuance of the Shares is entered upon the records of the Company or a duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are purchased and/or issued, except as provided in Section 9 below.
SECTION 6. TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS.
(a)    Restricted Stock Unit Agreement. Each grant of Restricted Stock Units under the Plan shall be evidenced by a Restricted Stock Unit Agreement between the RSU Recipient and the Company. The Restricted Stock Unit shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Restricted Stock Unit Agreement. The provisions of the various Restricted Stock Unit Agreements entered into under the Plan need not be identical.
(b)    Vesting Criteria and Other Terms. The Board of Directors will set vesting criteria applicable to each Award of Restricted Stock Units in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted
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Stock Units that will be settled and, if applicable, issued to the RSU Recipient. The Board of Directors may set vesting criteria based upon service or the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Board of Directors in its discretion.
(c)    Leaves of Absence. Service shall be deemed to continue while the RSU Recipient is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).
(d)    Form and Timing of Settlement. Settlement of earned Restricted Stock Units will be made upon the date(s) determined by the Board of Directors and may be subject to additional conditions, if any, each as set forth in the Restricted Stock Unit Agreement. The Board of Directors, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.
(e)    Cancellation. On the date set forth in the Restricted Stock Unit Agreement, all unearned Restricted Stock Units will be forfeited to the Company.
(f)    No Rights as a Stockholder. An RSU Recipient shall have no rights as a stockholder with respect to any Shares covered by the RSU Recipient’s Restricted Stock Unit until the Restricted Stock Unit is settled in Shares and such person is issued such Shares (as evidenced by appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment will be made for a dividend or other right for which the record date is prior to the date Shares are issued pursuant to the Restricted Stock Unit, except as provided in Section 9 below.
SECTION 7. TERMS AND CONDITIONS OF OPTIONS.
(a)    Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. The Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.
(b)    Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.
(c)    Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an Option shall be determined by the Board of Directors in its sole discretion and shall be set at any price subject to compliance with all applicable laws, regulations and rules, including Code Section 409A, and in the case of an ISO not less than 100% of the Fair Market Value of a Share on the Date of Grant or any higher percentage required by Section 3(b). The Exercise Price shall be payable in a form described in Section 8. This Subsection (c) shall
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not apply to an Option granted pursuant to an assumption of, or substitution for, another option in a manner that complies with Code Section 424(a) (whether or not the Option is an ISO).
(d)    Vesting and Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to vest and/or become exercisable. No Option shall be exercisable unless the Optionee (i) has delivered an executed copy of the Stock Option Agreement to the Company or (ii) otherwise agrees to be bound by the terms of the Stock Option Agreement. The Board of Directors shall determine the vesting and exercisability provisions of the Stock Option Agreement at its sole discretion.
(e)    Basic Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the Date of Grant, and in the case of an ISO, a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.
(f)    Termination of Service (Except by Death). If an Optionee’s Service terminates for any reason other than the Optionee’s death, then the Optionee’s Options shall expire on the earliest of the following dates:
(i)    The expiration date determined pursuant to Subsection (e) above;
(ii)    The date three months after the termination of the Optionee’s Service for any reason other than Disability, or such earlier or later date as the Board of Directors may determine (but in no event earlier than 30 days after the termination of the Optionee’s Service); or
(iii)    The date six months after the termination of the Optionee’s Service by reason of Disability, or such later date as the Board of Directors may determine.
The Optionee may exercise all or part of Optionee’s vested and exercisable Options at any time before the expiration of such Options under the preceding sentence. In the event that the Optionee dies after the termination of the Optionee’s Service but before the expiration of the Optionee’s Options, all or part of Optionee’s vested and exercisable Options may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance.
(g)    Leaves of Absence. For purposes of Subsection (f) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).
(h)    Death of Optionee. If an Optionee dies while the Optionee is in Service, then the Optionee’s Options shall expire on the earlier of the following dates:
(i)    The expiration date determined pursuant to Subsection (e) above; or
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(ii)    The date 12 months after the Optionee’s death, or such earlier or later date as the Board of Directors may determine (but in no event earlier than six months after the Optionee’s death).
All or part of Optionee’s vested and exercisable Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance.
(i)    Pre-Exercise Restrictions on Transfer of Options or Shares. An Option shall be transferable by the Optionee only by (i) a beneficiary designation, (ii) a will or (iii) the laws of descent and distribution, except as provided in the next sentence. If the applicable Stock Option Agreement so provides, a Nonstatutory Option shall also be transferable by gift or domestic relations order to a Family Member of the Optionee. An ISO may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative. In addition, an Option shall comply with all conditions of Rule 12h-1(f)(1) under the Exchange Act until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. Such conditions include, without limitation, the transferability restrictions set forth in Rule 12h-1(f)(1)(iv) and (v) under the Exchange Act, which shall apply to an Option and, prior to exercise, to the Shares to be issued upon exercise of such Option during the period commencing on the Date of Grant and ending on the earlier of (i) the date when the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or (ii) the date when the Company makes a determination that it will cease to rely on the exemption afforded by Rule 12h-1(f)(1) under the Exchange Act. During such period, an Option and, prior to exercise, the Shares to be issued upon exercise of such Option shall be restricted as to any pledge, hypothecation or other transfer by the Optionee, including any short position, any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) or any “call equivalent position” (as defined in Rule 16a-1(b) under the Exchange Act).
(j)    No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee’s Option until Shares are issued upon exercise of such Option (as evidenced by appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment will be made for a dividend or other right for which the record date is prior to the date Shares are issued pursuant to the Option, except as provided in Section 9 below.
(k)    Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options or a different type of award for the same or a different number of Shares and at the same or a different Exercise Price (if applicable) without the consent of the Company’s stockholders. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.
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(l)    Company’s Right to Cancel Certain Options. Any other provision of the Plan or a Stock Option Agreement notwithstanding, the Company shall have the right at any time to cancel an Option that was not granted in compliance with Rule 701 under the Securities Act. Prior to canceling such Option, the Company shall give the Optionee not less than 30 days’ notice in writing. If the Company elects to cancel such Option, it shall deliver to the Optionee consideration with an aggregate Fair Market Value equal to the excess of (i) the Fair Market Value of the vested and exercisable Shares subject to such Option as of the time of the cancellation over (ii) the Exercise Price of such Option. The consideration may be delivered in the form of cash or cash equivalents, in the form of Shares, or a combination of both. If the consideration would be a negative amount, such Option may be cancelled without the delivery of any consideration.
SECTION 8. PAYMENT FOR SHARES.
(a)    General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 7. In addition, the Board of Directors in its sole discretion may also permit payment through any of the methods described in (b) through (g) below:
(b)    Services Rendered. Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.
(c)    Promissory Note. All or a portion of the Purchase Price or Exercise Price (as the case may be) of Shares issued under the Plan may be paid with a promissory note on such terms, including, without limitation, the term, interest rate, amortization requirements (if any) and other provisions of such note, as determined in the Board of Director’s sole discretion.
(d)    Surrender of Stock. All or any part of the Purchase Price or Exercise Price may be paid by surrendering, or attesting to the ownership of, shares of Company stock that are already owned by the Participant. Such shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when shares are purchased or the Option is exercised.
(e)    Exercise/Sale. All or any part of the Exercise Price may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker or other party approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.
(f)    Net Exercise. All or any part of the Exercise Price may be paid through a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares having an aggregate Fair Market Value (determined by the Board of Directors as of the exercise date) that does not exceed the aggregate Exercise Price (with the Company accepting from the Optionee payment of cash or cash equivalents to satisfy any remaining balance of the aggregate Exercise Price); provided that to the extent Shares subject to an Option are withheld in this manner, the number of Shares
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subject to the Option following the net exercise will be reduced by the sum of the number of Shares withheld and the number of Shares delivered to the Optionee as a result of the exercise.
(g)    Other Forms of Payment. The Purchase Price or Exercise Price of Shares issued under the Plan may be paid in any other form of consideration determined to be appropriate in the Board of Directors sole discretion and permitted by all applicable laws, regulations and rules.
SECTION 9. ADJUSTMENT OF SHARES.
(a)    General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a reclassification, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company, proportionate adjustments shall automatically be made in each of (i) the number and kind of Shares available for future grants under Section 4, (ii) the number and kind of Shares covered by each outstanding Option, any outstanding and unexercised right to purchase Shares that has not yet expired pursuant to Section 5(b) and any outstanding Restricted Stock Units, (iii) the Exercise Price under each outstanding Option and the Purchase Price applicable to any unexercised stock purchase right described in clause (ii) above, and (iv) any repurchase price that applies to Shares granted under the Plan pursuant to the terms of a Company repurchase right under the applicable Award Agreement. In the event of a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a recapitalization, a spin-off, or a similar occurrence, the Board of Directors at its sole discretion may make appropriate adjustments in one or more of the items listed in clauses (i) through (iv) above; provided, however, that the Board of Directors shall in any event make such adjustments as may be required by Section 25102(o) of the California Corporations Code, as applicable. No fractional Shares shall be issued under the Plan as a result of an adjustment under this Section 9(a), although the Board of Directors in its sole discretion may make a cash payment in lieu of fractional Shares.
(b)    Corporate Transactions. In the event of (i) a sale or transfer of all or substantially all of the Company’s stock or assets, (ii) a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, or (iii) the consummation of a transaction, or series of related transactions, in which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding capital stock all Shares acquired under the Plan prior to the effective date of the transaction, and all Awards outstanding on the effective date of the transaction, shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Board of Directors in its capacity as administrator of the Plan, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Shares or Awards (or all portions of an Award) in an identical manner. The treatment specified in the transaction
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agreement may include (without limitation) one or more of the following with respect to each outstanding Award:
(i)    Continuation of the Award by the Company (if the Company is the surviving corporation).
(ii)    Assumption of the Award by the surviving corporation or its parent.
(iii)    Substitution by the surviving corporation or its parent of a new option or equity awards for the Award.
(iv)    Cancellation of the Award and a payment to the Participant with respect to each Share subject to the portion of the Award that is vested as of the transaction date equal to the excess of (A) the value, as determined by the Board of Directors in its absolute discretion, of the property (including cash) received by the holder of a share of Stock as a result of the transaction, over (B) (i) in the case of an Option, the per-Share Exercise Price of the Option or (ii) in the case of a Restricted Stock Unit, zero (in each case (i) and (ii), such excess, the “Spread”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent having a value equal to the Spread. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Stock. If the Spread applicable to an Award is zero or a negative number, then the Award may be cancelled without making a payment to the Participant.
(v)    The repurchase of Shares subject to a repurchase option at the original purchase price paid for the Shares (as adjusted pursuant to Section 9, as applicable).
(vi)    Cancellation of the Award without the payment of any consideration; provided that the Participant shall be notified of such treatment and, if an Option will be cancelled, the Participant shall be given an opportunity to exercise the Option (to the extent the Option is vested or becomes vested as of the effective date of the transaction) during a period of not less than five (5) business days preceding the effective date of the transaction, unless (A) a shorter period is required to permit a timely closing of the transaction and (B) such shorter period still offers the Participant a reasonable opportunity to exercise the Option. Any exercise of the Option during such period may be contingent upon the closing of the transaction.
(vii)    Suspension of the Optionee’s right to exercise the Option during a limited period of time preceding the closing of the transaction if such suspension is administratively necessary to permit the closing of the transaction.
(viii)    Termination of any right the Optionee has to exercise the Option prior to vesting in the Shares subject to the Option (i.e., “early exercise”), such that following the closing of the transaction the Option may only be exercised to the extent it is vested.
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For the avoidance of doubt, the Board of Directors has discretion to accelerate, in whole or part, the vesting, exercisability and settlement of an Award in connection with a corporate transaction covered by this Section 9(b).
(c)    Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such action, unless otherwise determined by the Board of Directors.
(d)    Reservation of Rights. Except as provided in this Section 9, a Participant shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to a Restricted Stock Unit or number or Exercise Price of Shares subject to an Option. The grant of a Restricted Stock Unit or an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
SECTION 10. PRE-EXERCISE INFORMATION REQUIREMENT.
(a)    Application of Requirement. This Section 10 shall apply only during a period that (i) commences when the Company begins to rely on the exemption described in Rule 12h-1(f)(1) under the Exchange Act, as determined by the Company in its sole discretion, and (ii) ends on the earlier of (A) the date when the Company ceases to rely on such exemption, as determined by the Company in its sole discretion, or (B) the date when the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. In addition, this Section 10 shall in no event apply to an Optionee after he or she has fully exercised all of his or her Options.
(b)    Scope of Requirement. The Company shall provide to each Optionee the information described in Rule 701(e)(3), (4) and (5) under the Securities Act. Such information shall be provided at six-month intervals, and the financial statements included in such information shall not be more than 180 days old. The foregoing notwithstanding, the Company shall not be required to provide such information unless the Optionee has agreed in writing, on a form prescribed by the Company, to keep such information confidential.
SECTION 11. MISCELLANEOUS PROVISIONS.
(a)    Securities Law Requirements. Shares shall not be issued under the Plan unless, in the opinion of counsel acceptable to the Board of Directors, the issuance and delivery of such Shares comply with (or are exempt from) all applicable laws, regulations and rules, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. The Company shall not be liable for a failure to issue Shares as a result of such requirements.
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(b)    No Retention Rights. Nothing in the Plan or in any Award granted under the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.
(c)    Treatment as Compensation. Any compensation that an individual earns or is deemed to earn under this Plan shall not be considered a part of his or her compensation for purposes of calculating contributions, accruals or benefits under any other plan or program that is maintained or funded by the Company, a Parent or a Subsidiary.
(d)    Governing Law. The Plan and all Awards under the Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.
(e)    Conditions and Restrictions on Shares. Shares issued under the Plan shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, other transfer restrictions and such other terms and conditions as the Board of Directors may determine. Such conditions and restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. In addition, Shares issued under the Plan shall be subject to conditions and restrictions imposed either by applicable laws, regulations or rules, or by Company policy, as adopted from time to time, designed to ensure compliance with applicable laws, regulations or rules with which the Company determines in its sole discretion to comply including in order to maintain any statutory, regulatory or tax advantage.
(f)    Tax Matters.
(i)    As a condition to the award, grant, issuance, vesting, purchase, exercise, settlement or transfer of any Award, or Shares issued pursuant to any Award granted under this Plan, the Participant shall make such arrangements as the Company may require or permit for the satisfaction of any U.S. federal, state, local or non-U.S. withholding tax obligations, and any other required deductions or payments, that may arise in connection with such Award or event.
(ii)    Unless otherwise expressly set forth in an Award Agreement, it is intended that Awards granted under the Plan shall be exempt from Code Section 409A, and any ambiguity in the terms of an Award Agreement and the Plan shall be interpreted consistently with this intent. To the extent an Award is not exempt from Code Section 409A (any such award, a “409A Award”), any ambiguity in the terms of such Award and the Plan shall be interpreted in a manner that to the maximum extent permissible supports the award’s compliance with the requirements of that statute. Notwithstanding anything to the contrary permitted under the Plan, in no event shall a modification of an Award not already subject to Code Section 409A be given effect if such modification would cause the Award to become subject to Code Section 409A unless the parties explicitly acknowledge and consent to the modification as one having
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that effect. A 409A Award shall be subject to such additional rules and requirements as specified by the Board of Directors from time to time in order for it to comply with the requirements of Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Section 409A(a)(1). In addition, if a transaction subject to Section 9(b) constitutes a payment event with respect to any 409A Award, then the transaction with respect to such award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.
(iii)    Neither the Company nor any member of the Board of Directors shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.
SECTION 12. DURATION AND AMENDMENTS; STOCKHOLDER APPROVAL.
(a)    Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to approval of the Company’s stockholders under Subsection (d) below. The Plan shall terminate automatically 10 years after the later of (i) the date when the Board of Directors adopted the Plan or (ii) the date when the Board of Directors approved the most recent increase in the number of Shares reserved under Section 4 that was also approved by the Company’s stockholders. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.
(b)    Right to Amend or Terminate the Plan. Subject to Subsection (d) below, the Board of Directors may amend, suspend or terminate the Plan at any time and for any reason.
(c)    Effect of Amendment or Termination. No Shares shall be issued or sold and no Awards granted under the Plan after the termination thereof, except upon settlement of any Restricted Stock Units or exercise of an Option (or any other right to purchase Shares) granted under the Plan prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued, any Option previously granted under the Plan.
(d)    Stockholder Approval. To the extent required by applicable laws, regulations or rules, the Plan will be subject to approval of the Company’s stockholders within 12 months of its adoption date. To the extent required by applicable laws, regulations or rules, any amendment of the Plan will be subject to the approval of the Company’s stockholders within 12 months of the amendment date if it (i) increases the number of Shares available for issuance under the Plan (except as provided in Section 9), or (ii) materially changes the class of persons who are eligible for the grant of ISOs or other Awards. In addition, an amendment effecting any other material change to the Plan terms will be subject to approval of the Company’s
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stockholders only if required by applicable laws, regulations or rules. Stockholder approval shall not be required for any other amendment of the Plan.
SECTION 13. DEFINITIONS.
“Award” means ay award or sale of Shares, Option or Restricted Stock Unit under the Plan.
“Award Agreement” means a Restricted Stock Unit Agreement, Stock Grant Agreement, Stock Option Agreement or Stock Purchase Agreement.
“Board of Directors” means the Board of Directors of the Company, as constituted from time to time.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means a committee of the Board of Directors, as described in Section 2(a).
“Company” means JAND, Inc., a Delaware corporation.
“Consultant” means a person or entity, excluding Employees and Outside Directors, that performs or has performed bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor and is compensated for such services.
“Date of Grant” means the effective date of grant of an Option.
“Disability” means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.
“Employee” means any individual who is a common-law employee of the Company, a Parent or a Subsidiary.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exercise Price” means the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.
“Fair Market Value” means the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.
“Family Member” means (i) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, (ii) any person sharing the Participant’s household (other than a tenant or employee), (iii) a trust in which persons described in Clause (i) or (ii) have more than 50% of the beneficial interest, (iv) a foundation in which persons described in Clause (i) or (ii) or the Participant control the
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management of assets and (v) any other entity in which persons described in Clause (i) or (ii) or the Participant own more than 50% of the voting interests.
“Grantee” means a person to whom the Board of Directors has awarded Shares under the Plan.
“ISO” means an Option that qualifies as an incentive stock option as described in Code Section 422(b). Notwithstanding its designation as an ISO, an Option that does not qualify as an ISO under applicable law shall be treated for all purposes as a Nonstatutory Option.
“Nonstatutory Option” means an Option that does not qualify as an incentive stock option as described in Code Section 422(b) or 423(b).
“Option” means an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.
“Optionee” means a person who holds an Option.
“Outside Director” means a member of the Board of Directors who is not an Employee.
“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
“Participant” means a Grantee, Optionee, Purchaser or RSU Recipient.
“Plan” means this JAND, Inc. 2019 Founder Stock Plan.
“Purchase Price” means the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.
“Purchaser” means a person to whom the Board of Directors has offered the right to purchase Shares under the Plan (other than upon exercise of an Option).
“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
“Restricted Stock Unit Agreement” means the agreement between the Company and an RSU Recipient that contains the terms, conditions and restrictions pertaining to the RSU Recipient’s Restricted Stock Unit.
“RSU Recipient” means a person who holds a Restricted Stock Unit.
“Securities Act” means the Securities Act of 1933, as amended.
“Service” means service as an Employee, Outside Director or Consultant.
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“Share” means one share of Stock, as adjusted in accordance with Section 9 (if applicable).
“Stock” means the Series A Common Stock of the Company.
“Stock Grant Agreement” means the agreement between the Company and a Grantee who is awarded Shares under the Plan that contains the terms, conditions and restrictions pertaining to the award of such Shares.
“Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee’s Option.
“Stock Purchase Agreement” means the agreement between the Company and a Purchaser who purchases Shares under the Plan that contains the terms, conditions and restrictions pertaining to the purchase of such Shares.
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
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WARBY PARKER INC. 2019 FOUNDER STOCK PLAN
NOTICE OF STOCK PURCHASE RIGHT GRANT
The Grantee has been granted the following right to purchase (the “Stock Purchase Right”) shares of the Series A Common Stock of Warby Parker Inc. (f/k/a JAND, Inc., the “Company” and such stock, the “Common Stock”):

Name of Grantee:	See Carta
Total Number of Shares:	See Carta
Purchase Price per Share:	See Carta
Date of Grant:	See Carta
Vesting Schedule:	The Stock Purchase Right and any Common Stock purchased upon exercise thereof is fully vested as of the Date of Grant.
Expiration Date:	90 days following the Date of Grant.
By signing below, the Grantee and the Company agree that this Stock Purchase Right is granted under, and governed by the terms and conditions of, the Company’s 2019 Founder Stock Plan, as amended (the “Plan”) and the Stock Purchase Right Agreement. Both of these documents are attached to, and made a part of, this Notice of Stock Purchase Right Grant. Section 13 of the Stock Purchase Right Agreement includes important acknowledgements of the Grantee.

GRANTEE:	WARBY PARKER INC.

By:
Title:

THE STOCK PURCHASE RIGHT GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.
WARBY PARKER INC. 2019 FOUNDER STOCK PLAN:
STOCK PURCHASE RIGHT AGREEMENT
SECTION 1. GRANT OF STOCK PURCHASE RIGHT.
(a)    Stock Purchase Right. On the terms and conditions set forth in the Warby Parker Inc. (the “Company”) 2019 Founder Stock Plan, as amended (the “Plan”), the Notice of Stock Purchase Right Grant (the “Notice”) and this Stock Purchase Right Agreement (this “Agreement”), the Company grants to the Grantee on the Date of Grant the right to purchase (the “Stock Purchase Right”) at the Purchase Price Per Share (the “Purchase Price”) set forth in the Notice the number of shares of the Company’s Series A Common Stock (the “Shares”) set forth in the Notice.
(b)    Stock Plan and Defined Terms. This Stock Purchase Right is granted pursuant to the Plan, a copy of which the Grantee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 14 of this Agreement.
SECTION 2. RIGHT TO EXERCISE.
Subject to the conditions set forth in this Agreement, all or part of this Stock Purchase Right may be exercised at any time prior to its expiration, as set forth in the Notice.
SECTION 3. NO TRANSFER OR ASSIGNMENT OF STOCK PURCHASE RIGHT.
Except as otherwise provided in this Agreement, this Stock Purchase Right and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process. Notwithstanding the foregoing, this Stock Purchase Right may be transferred to one or more members of the Grantee’s Immediate Family or to a trust established by the Grantee for the benefit of the Grantee and/or one or more members of the Grantee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.
SECTION 4. EXERCISE PROCEDURES.
(a)    Notice of Exercise. The Grantee or the Grantee’s representative may exercise this Stock Purchase Right by giving written notice to the Company pursuant to Section 12(c). The notice shall specify the election to exercise this Stock Purchase Right, the number of Shares for which it is being exercised and the form of payment. The person exercising this Stock
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Purchase Right shall sign the notice. In the event that this Stock Purchase Right is being exercised by the representative of the Grantee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this Stock Purchase Right. The Grantee or the Grantee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the aggregate Purchase Price.
(b)    Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which this Stock Purchase Right has been exercised. Such Shares shall be registered (i) in the name of the person exercising this Stock Purchase Right, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. The Company shall cause such certificates to be delivered to or upon the order of the person exercising this Stock Purchase Right.
(c)    Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this Stock Purchase Right, the Grantee, as a condition to the exercise of this Stock Purchase Right, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements.
SECTION 5. PAYMENT FOR STOCK.
All or part of the Purchase Price may be paid in cash or cash equivalents.
SECTION 6. TERM AND EXPIRATION.
This Stock Purchase Right shall expire on the expiration date set forth in the Notice of Stock Purchase Right Grant. The Grantee may exercise all or part of this Stock Purchase Right at any time before its expiration under the preceding sentence
SECTION 7. RIGHT OF FIRST REFUSAL.
(a)    Right of First Refusal. Subject to Section 10(a) below, in the event that the Grantee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Grantee desires to transfer Shares acquired under this Agreement, the Grantee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws. The Transfer Notice shall be signed both by the Grantee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.
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(b)    Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Grantee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Grantee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Grantee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.
(c)    Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.
(d)    Termination of Right of First Refusal. Any other provision of this Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Grantee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Grantee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.
(e)    Permitted Transfers. This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Grantee’s Immediate Family or to a trust established by the Grantee for the benefit of the Grantee and/or one or more members of the Grantee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Grantee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Grantee.
(f)    Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration
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for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.
(g)    Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 7.
SECTION 8. LEGALITY OF INITIAL ISSUANCE.
No Shares shall be issued upon the exercise of this Stock Purchase Right unless and until the Company has determined that:
(a)    It and the Grantee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;
(b)    Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and
(c)    Any other applicable provision of federal, State or foreign law has been satisfied.
SECTION 9. NO REGISTRATION RIGHTS.
The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.
SECTION 10. RESTRICTIONS ON TRANSFER OF SHARES.
(a)    Bylaws Restrictions. The Shares acquired under this Agreement shall be subject to the transfer restrictions in Article X of the Company’s Bylaws, as amended in addition to, and not in limitation of, the provisions of Section 7 of this Agreement.
(b)    Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or any other law.
(c)    Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under
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the Securities Act, including the Company’s initial public offering, the Grantee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (c). This Subsection (c) shall not apply to Shares registered in the public offering under the Securities Act.
(d)    Investment Intent at Grant. The Grantee represents and agrees that the Shares to be acquired upon exercising this Stock Purchase Right will be acquired for investment, and not with a view to the sale or distribution thereof.
(e)    Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Grantee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this Stock Purchase Right are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.
(f)    Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legends:
“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY
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CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”
“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE BYLAWS OF THE COMPANY. COPIES OF THE BYLAWS OF THE COMPANY MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”
All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):
“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”
(g)    Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.
(h)    Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Grantee and all other persons.
SECTION 11. ADJUSTMENT OF SHARES.
In the event of any transaction described in Section 7(a) of the Plan, the terms of this Stock Purchase Right (including, without limitation, the number and kind of Shares subject to this Stock Purchase Right and the Purchase Price) shall be adjusted as set forth in Section 7(a) of the Plan. In the event that the Company is a party to a merger or consolidation or in the event of a sale of all or substantially all of the Company’s stock or assets, this Stock Purchase Right shall be subject to the treatment provided by the Board of Directors in its sole discretion, as provided in Section 7(b) of the Plan.
SECTION 12. MISCELLANEOUS PROVISIONS.
(a)    Rights as a Stockholder. Neither the Grantee nor the Grantee’s representative shall have any rights as a stockholder with respect to any Shares subject to this
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Stock Purchase Right until the Grantee or the Grantee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.
(b)    No Retention Rights. Nothing in this Stock Purchase Right or in the Plan shall confer upon the Grantee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Grantee) or of the Grantee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.
(c)    Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Grantee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).
(d)    Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Grantee and by an authorized officer of the Company (other than the Grantee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.
(e)    Entire Agreement. The Notice of Stock Purchase Right Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.
(f)    Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.
SECTION 13. ACKNOWLEDGEMENTS OF THE GRANTEE.
(a)    Tax Consequences. The Grantee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Grantee’s tax liabilities. The Grantee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this Stock Purchase Right or the Grantee’s other compensation. In particular, the Grantee acknowledges that since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company. The Grantee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Grantee shall
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not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.
(b)    Electronic Delivery of Documents. The Grantee agrees to accept by email all documents relating to the Company, the Plan or this Stock Purchase Right and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Grantee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Grantee by email of their availability. The Grantee acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until this Stock Purchase Right expires or until the Grantee gives the Company written notice that it should deliver paper documents.
SECTION 14. DEFINITIONS.
(a)    “Agreement” shall mean this Stock Purchase Right Agreement.
(b)    “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.
(c)    “Code” shall mean the Internal Revenue Code of 1986, as amended.
(d)    “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.
(e)    “Company” shall mean Warby Parker Inc., a Delaware corporation (f/k/a JAND, Inc.).
(f)    “Consultant” shall mean a person, excluding Employees and Outside Directors, who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor and who qualifies as a consultant or advisor under Rule 701(c)(1) of the Securities Act or under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.
(g)    “Date of Grant” shall mean the date of grant specified in the Notice of Stock Purchase Right Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this Stock Purchase Right or (ii) the first day of the Grantee’s Service.
(h)    “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.
(i)    “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.
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(j)    “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.
(k)    “Notice of Stock Purchase Right Grant” shall mean the document so entitled to which this Agreement is attached.
(l)    “Grantee” shall mean the person named in the Notice of Stock Purchase Right Grant.
(m)    “Outside Director” shall mean a member of the Board of Directors who is not an Employee.
(n)    “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
(o)    “Plan” shall mean the Warby Parker Inc. 2019 Founder Stock Plan, as amended and as in effect on the Date of Grant.
(p)    “Purchase Price” shall mean the amount for which one Share may be purchased upon exercise of this Stock Purchase Right, as specified in the Notice of Stock Purchase Right Grant.
(q)    “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 7.
(r)    “Securities Act” shall mean the Securities Act of 1933, as amended.
(s)    “Service” shall mean service as an Employee, Outside Director or Consultant.
(t)    “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).
(u)    “Stock” shall mean the Series A Common Stock of the Company.
(v)    “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
(w)    “Transferee” shall mean any person to whom the Grantee has directly or indirectly transferred any Share acquired under this Agreement.
(x)    “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 7.
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JAND, INC. 2019 FOUNDER STOCK PLAN
NOTICE OF STOCK OPTION GRANT (EARLY EXERCISE)
The Optionee has been granted the following option to purchase shares of the Series A Common Stock of JAND, Inc.:

Name of Optionee:	See Carta
Total Number of Shares:	See Carta
Type of Option:	See Carta
Exercise Price per Share:	See Carta
Date of Grant:	See Carta
Date Exercisable:	This option may be exercised at any time after the Date of Grant for all or any part of the Shares subject to this option.
Vesting Commencement Date:	See Carta
Vesting Schedule:	See Carta
Expiration Date:	See Carta. This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement, or if the Company engages in certain corporate transactions, as provided in Section 8(b) of the Plan.
By signing below, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, the 2019 Founder Stock Plan and the Stock Option Agreement. Both of these documents are attached to, and made a part of, this Notice of Stock Option Grant. Section 14 of the Stock Option Agreement includes important acknowledgements of the Optionee.

OPTIONEE:	JAND, INC.

By:
Title:

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.
JAND, INC. 2019 FOUNDER STOCK PLAN:
STOCK OPTION AGREEMENT (EARLY EXERCISE)
SECTION 1. GRANT OF OPTION.
(a)    Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.
(b)    $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.
(c)    Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 15 of this Agreement.
SECTION 2. RIGHT TO EXERCISE.
(a)    Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7.
(b)    Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.
SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.
Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.
(a)    Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 13(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The person exercising this option shall sign the notice. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price. In the event of a partial exercise of this option, Shares shall be deemed to have been purchased in the order in which they vest in accordance with the Notice of Stock Option Grant.
(b)    Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. In the case of Restricted Shares, the Company shall cause such certificates to be deposited in escrow under Section 7(c). In the case of other Shares, the Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.
(c)    Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.
SECTION 5. PAYMENT FOR STOCK.
(a)    Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.
(b)    Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, shares of Company stock that are already owned by the Optionee. Such shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.
(c)    Exercise/Sale. All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. However, payment pursuant to this Subsection (c) shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.
SECTION 6. TERM AND EXPIRATION.
(a)    Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).
(b)    Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:
(i)    The expiration date determined pursuant to Subsection (a) above;
(ii)    The date three months after the termination of the Optionee’s Service for any reason other than Disability; or
(iii)    The date six months after the termination of the Optionee’s Service by reason of Disability.
The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option is exercisable for vested Shares. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option was exercisable for vested Shares on or before the date when the Optionee’s Service terminated.
(c)    Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:
(i)    The expiration date determined pursuant to Subsection (a) above; or
(ii)    The date 12 months after the Optionee’s death.
All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance.
(d)    Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant. If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.
(e)    Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:
(i)    More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);
(ii)    More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or
(iii)    More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.
SECTION 7. RIGHT OF REPURCHASE.
(a)    Scope of Repurchase Right. Until they vest in accordance with the Notice of Stock Option Grant and Subsection (b) below, the Shares acquired under this Agreement shall be Restricted Shares and shall be subject to the Company’s Right of Repurchase. The Company, however, may decline to exercise its Right of Repurchase or may exercise its Right of Repurchase only with respect to a portion of the Restricted Shares. The Company may exercise its Right of Repurchase only during the Repurchase Period following the termination of the Optionee’s Service, but the Right of Repurchase may be exercised automatically under Subsection (d) below. If the Right of Repurchase is exercised, the Company shall pay the Optionee an amount equal to the lower of (i) the Exercise Price of each Restricted Share being repurchased or (ii) the Fair Market Value of such Restricted Share at the time the Right of Repurchase is exercised.
(b)    Lapse of Repurchase Right. The Right of Repurchase shall lapse with respect to the Restricted Shares in accordance with the vesting schedule set forth in the Notice of Stock Option Grant.
(c)    Escrow. Upon issuance, the certificate(s) for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any additional or exchanged securities or other property described in Subsection (f) below shall immediately be delivered to the Company to be held in escrow. All ordinary cash dividends on Restricted Shares (or on other securities held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Shares, together with any other assets held in escrow under this Agreement, shall be (i) surrendered to the Company for repurchase upon exercise of the Right of Repurchase or the Right of First Refusal or (ii) released to the Optionee upon his or her request to the extent that the Shares have ceased to be Restricted Shares (but not more frequently than once every six months). In any event, all Shares that have ceased to be Restricted Shares, together with any other vested assets held in escrow under this Agreement, shall be released within 90 days after the earlier of (i) the termination of the Optionee’s Service or (ii) the lapse of the Right of First Refusal.
(d)    Exercise of Repurchase Right. The Company shall be deemed to have exercised its Right of Repurchase automatically for all Restricted Shares as of the commencement of the Repurchase Period, unless the Company during the Repurchase Period notifies the holder of the Restricted Shares pursuant to Section 13(c) that it will not exercise its Right of Repurchase for some or all of the Restricted Shares. The Company shall pay to the holder of the Restricted Shares the purchase price determined under Subsection (a) above for the Restricted Shares being repurchased. Payment shall be made in cash or cash equivalents and/or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares. The certificate(s) representing the Restricted Shares being repurchased shall be delivered to the Company.
(e)    Termination of Rights as Stockholder. If the Right of Repurchase is exercised in accordance with this Section 7 and the Company makes available the consideration for the Restricted Shares being repurchased, then the person from whom the Restricted Shares are repurchased shall no longer have any rights as a holder of the Restricted Shares (other than the right to receive payment of such consideration). Such Restricted Shares shall be deemed to have been repurchased pursuant to this Section 7, whether or not the certificate(s) for such Restricted Shares have been delivered to the Company or the consideration for such Restricted Shares has been accepted.
(f)    Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase, provided that the aggregate purchase price payable for the Restricted Shares shall remain the same. In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Right of Repurchase may be exercised by the Company’s successor.
(g)    Transfer of Restricted Shares. The Optionee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent, except as provided in the following sentence. The Optionee may transfer Restricted Shares to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Restricted Shares, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.
(h)    Assignment of Repurchase Right. The Board of Directors may freely assign the Company’s Right of Repurchase, in whole or in part. Any person who accepts an assignment of the Right of Repurchase from the Company shall assume all of the Company’s rights and obligations under this Section 7.
SECTION 8. RIGHT OF FIRST REFUSAL.
(a)    Right of First Refusal. Subject to Section 11(a) below, in the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.
(b)    Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.
(c)    Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 8 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.
(d)    Termination of Right of First Refusal. Any other provision of this Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.
(e)    Permitted Transfers. This Section 8 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.
(f)    Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.
(g)    Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 8.

SECTION 9. LEGALITY OF INITIAL ISSUANCE.
No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:
(a)    It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;
(b)    Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and
(c)    Any other applicable provision of federal, State or foreign law has been satisfied.
SECTION 10. NO REGISTRATION RIGHTS.
The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.
SECTION 11. RESTRICTIONS ON TRANSFER OF SHARES.
(a)    Bylaws Restrictions. The Shares acquired under this Agreement shall be subject to the transfer restrictions in Article X of the Company’s Bylaws, as amended in addition to, and not in limitation of, the provisions of Section 8 of this Agreement.
(b)    Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or any other law.
(c)    Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including

(without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (c). This Subsection (c) shall not apply to Shares registered in the public offering under the Securities Act.
(d)    Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.
(e)    Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.
(f)    Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legends:
“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”
“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE BYLAWS OF THE COMPANY. COPIES OF THE BYLAWS OF THE COMPANY MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):
“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”
(g)    Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.
(h)    Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.
SECTION 12. ADJUSTMENT OF SHARES.
In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation or in the event of a sale of all or substantially all of the Company’s stock or assets, this option shall be subject to the treatment provided by the Board of Directors in its sole discretion, as provided in Section 8(b) of the Plan.
SECTION 13. MISCELLANEOUS PROVISIONS.
(a)    Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.
(b)    No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.
(c)    Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).
(d)    Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Optionee and by an authorized officer of the Company (other than the Optionee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.
(e)    Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.
(f)    Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.
SECTION 14. ACKNOWLEDGEMENTS OF THE OPTIONEE.
(a)    Tax Consequences. The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation. In particular, the Optionee acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company. The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.
(b)    Electronic Delivery of Documents. The Optionee agrees to accept by email all documents relating to the Company, the Plan or this option and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Optionee by email of their availability. The Optionee acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until this option expires or until the Optionee gives the Company written notice that it should deliver paper documents.

(c)    No Notice of Expiration Date. The Optionee agrees that the Company and its officers, employees, attorneys and agents do not have any obligation to notify him or her prior to the expiration of this option pursuant to Section 6, regardless of whether this option will expire at the end of its full term or on an earlier date related to the termination of the Optionee’s Service. The Optionee further agrees that he or she has the sole responsibility for monitoring the expiration of this option and for exercising this option, if at all, before it expires. This Subsection (c) shall supersede any contrary representation that may have been made, orally or in writing, by the Company or by an officer, employee, attorney or agent of the Company.
SECTION 15. DEFINITIONS.
(a)    “Agreement” shall mean this Stock Option Agreement.
(b)    “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.
(c)    “Code” shall mean the Internal Revenue Code of 1986, as amended.
(d)    “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.
(e)    “Company” shall mean JAND, Inc., a Delaware corporation.
(a)    “Consultant” shall mean a person, excluding Employees and Outside Directors, who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor.
(f)    “Date of Grant” shall mean the date of grant specified in the Notice of Stock Option Grant.
(g)    “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.
(h)    “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.
(i)    “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.
(j)    “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.
(k)    “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.
(l)    “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(m)    “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.
(n)    “NSO” shall mean a stock option not described in Section 422(b) or 423(b) of the Code.
(o)    “Optionee” shall mean the person named in the Notice of Stock Option Grant.
(p)    “Outside Director” shall mean a member of the Board of Directors who is not an Employee.
(q)    “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
(r)    “Plan” shall mean the JAND, Inc. 2019 Founder Stock Plan, as in effect on the Date of Grant.
(s)    “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.
(t)    “Repurchase Period” shall mean a period of 90 consecutive days commencing on the date when the Optionee’s Service terminates for any reason, including (without limitation) death or disability.
(u)    “Restricted Share” shall mean a Share that is subject to the Right of Repurchase.
(v)    “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 8.
(w)    “Right of Repurchase” shall mean the Company’s right of repurchase described in Section 7.
(x)    “Securities Act” shall mean the Securities Act of 1933, as amended.
(y)    “Service” shall mean service as an Employee, Outside Director or Consultant.
(z)    “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).
(aa) “Stock” shall mean the Series A Common Stock of the Company.
(bb) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(cc) “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.
(dd) “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 8.

WARBY PARKER INC. 2019 FOUNDER STOCK PLAN
NOTICE OF RESTRICTED STOCK UNIT GRANT
Warby Parker Inc., a Delaware public benefit corporation (f/k/a JAND, Inc., the “Company”), pursuant to the Warby Parker Inc. 2019 Founder Stock Plan (the “Plan”), has granted to the Participant below a restricted stock unit award covering the number of units set forth below, each of which represents one (1) share of the Company’s Series A Common Stock (the “RSUs”). The RSUs are subject to all of the terms and conditions set forth in this Notice of Restricted Stock Unit Grant (the “Grant Notice”), and the Restricted Stock Unit Agreement (the “RSU Agreement”), including any exhibits thereto, and the Plan, both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined in this Grant Notice but defined in the Plan or the RSU Agreement will have the same definitions as in the Plan or the RSU Agreement. In the event of any conflict between the terms of the Grant Notice and the Plan, the terms of the Plan will control.

Name of Participant:	See Carta

Total Number of RSUs:	See Carta

Date of Grant:	See Carta

Vesting Schedule:	The RSUs shall vest as set forth on Exhibit A of the RSU Agreement.

Expiration Date:
This Grant Notice and the RSU Agreement shall expire and have no force or effect upon the date on which all RSUs set forth herein have either been settled, forfeited, or cancelled pursuant to the terms of this Grant Notice, the RSU Agreement (including, but not limited to, Section 3 therein and Exhibit A thereto), or the Plan (the “RSU Expiration”). Upon the RSU Expiration, all RSUs shall be immediately forfeited to the Company and all rights of Participant to such RSUs shall immediately terminate.

By accepting this grant, Participant acknowledges and agrees that (i) Participant’s rights to any Shares underlying the RSUs will vest only as Participant provides services to the Company over time and only if certain other conditions are satisfied, and (ii) the grant of the RSUs is not as consideration for services Participant rendered to the Company prior to the Date of Grant.
By accepting this grant, Participant further acknowledges and agrees that (i) Participant has reviewed the Plan, this Grant Notice and the RSU Agreement in their entirety, (ii) Participant has had an opportunity to obtain the advice of counsel prior to accepting the RSUs, (iii) Participant fully understands all provisions of the Plan, this Grant Notice and the RSU Agreement, and (iv) Participant agrees to accept as binding, conclusive and final all decisions or interpretations of the Company’s Board of Directors relating to the Plan, this Grant Notice and RSU Agreement.

WARBY PARKER INC.	PARTICIPANT

By:
Name:	[Participant Name]
Title:

WARBY PARKER INC. 2019 FOUNDER STOCK PLAN
RESTRICTED STOCK UNIT AGREEMENT
Pursuant to your Notice of Restricted Stock Unit Grant (the “Grant Notice”) and this Restricted Stock Unit Agreement (the “Agreement”), Warby Parker Inc., a Delaware public benefit corporation (f/k/a JAND, Inc., the “Company”), has granted you (the “Participant”) a restricted stock unit award covering the number of units set forth in the Grant Notice, each of which represents one (1) share of the Company’s Series A Common Stock (the “RSUs”). Capitalized terms not explicitly defined in this RSU Agreement or in the Grant Notice but defined in the Warby Parker Inc. 2019 Founder Stock Plan (the “Plan”) will have the same definitions as in the Plan.
SECTION 1.    NO STOCKHOLDER RIGHTS. Unless and until such time as Shares are issued pursuant to the Agreement in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs, including, without limitation, no right to dividends (or dividend equivalents) or to vote such Shares.
SECTION 2.    NO TRANSFER. The Grant Notice, this Agreement, the RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.
SECTION 3.    TERMINATION. Except as otherwise set forth on Exhibit A attached to the Grant Notice, if Participant’s Service terminates at any time for any reason, all RSUs for which vesting is no longer possible under the terms of the Grant Notice and this Agreement (including Exhibit A) shall be forfeited to the Company on the date that is 3-months following such termination of Service, and all rights of Participant to such RSUs shall immediately terminate at such time. Further, for purposes of the RSUs, Participant’s Service will be considered terminated as of the date Participant is no longer actively providing services to the Company, its Parent or Subsidiaries (the “Company Group”), regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any (the “Termination Date”), and, unless otherwise determined by the Company, Participant’s right to vest in the RSUs will terminate as of such date and will not be extended by any contractual notice period or any period of “garden leave” or similar notice period mandated under employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any. The Company shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of the RSUs (including, subject to the terms of the Plan and applicable laws, regulations and rules (“Applicable Laws”), whether Participant may still be considered to be providing services while on a leave of absence).
Service shall be deemed to continue for any purpose under this Agreement while Participant is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by Applicable Laws (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless Participant immediately returns to active work.
SECTION 4.    RESPONSIBILITY FOR TAXES. As a condition to the grant, vesting, and settlement of the RSUs, Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items or required deductions or payments legally applicable to him or her and related to the receipt, vesting, settlement or cancellation of the RSUs, the issuance or subsequent sale of the Shares allocated to the RSUs, the receipt of dividends (if any) or the participation in the Plan (“Tax-Related Items”) is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges and agrees that Participant is solely responsible for filing all relevant documentation that may be required in relation to the RSUs or any Tax-Related Items (other than filings or documentation that is the specific obligation of the Company or any member of the Company Group pursuant to Applicable Law), such as, but not limited to, personal income tax returns or reporting statements in relation to the receipt, vesting or settlement of the RSUs, the issuance of the Shares allocated to the RSUs, the holding of Shares or any bank or brokerage account, the subsequent sale of Shares, and the receipt of any dividends.
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Participant further acknowledges that the Company and/or the Employer: (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the receipt, vesting or settlement of the RSUs, the issuance or subsequent sale of the Shares allocated to the RSUs and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Participant also understands that Applicable Laws may require varying RSU or Share valuation methods for purposes of calculating Tax-Related Items, and the Company assumes no responsibility or liability in relation to any such valuation or for any calculation or reporting of income or Tax-Related Items that may be required of Participant under Applicable Laws.
Further, if Participant is subject to Tax-Related Items in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to the relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy their tax and/or withholding obligations with regard to all Tax-Related Items by (i) withholding from Participant’s wages or other compensation paid to Participant by the Company or the Employer, (ii) withholding from proceeds of the sale of Shares acquired pursuant to the RSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization) without further consent, (iii) withholding Shares that would otherwise be issued upon settlement of the RSUs or (iv) such other method as determined by the Company or the Employer to be in compliance with Applicable Laws.
Depending on the method of satisfying the tax and/or withholding obligations with regard to the Tax-Related Items, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable tax or withholding rates, including maximum applicable rates, in which case Participant will receive a refund of any over-withheld or over-paid amount in cash and will have no entitlement to the Share equivalent.
Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to pay, withhold or account for as a result of Participant’s receipt, vesting or settlement of the RSUs, the issuance or subsequent sale of the Shares allocated to the RSUs or the participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if Participant fails to comply with his or her obligations in connection with the Tax-Related Items.
SECTION 5.    NATURE OF GRANT. In accepting the RSUs, Participant acknowledges, understands and agrees that:
(a)    the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b)    the grant of the RSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past;
(c)    all decisions with respect to future restricted stock units or other grants, if any, will be at the sole discretion of the Company;
(d)    Participant is voluntarily participating in the Plan;
(e)    the RSUs and the Shares allocated to the RSUs are not intended to replace any pension rights or compensation and are outside the scope of Participant’s employment contract, if any;
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(f)    the RSUs and the Shares allocated to the RSUs, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(g)    the future value of the Shares is unknown, indeterminable, and cannot be predicted with certainty;
(h)    if the RSUs are settled and Participant receives some or all of the Shares allocated to the RSUs, the value of such Shares may increase or decrease in value;
(i)    no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from the termination of Participant’s Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any), and in consideration of the grant of the RSUs to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company Group, waives his or her ability, if any, to bring any such claim, and releases the Company Group from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute and/or accept any and all documents necessary to request dismissal or withdrawal of such claim;
(j)    unless otherwise provided in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by this Agreement do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and
(k)    no entity in the Company Group shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar or the selection by the Company or any member of the Company Group in its sole discretion of an applicable foreign exchange rate that may affect the value of the RSUs (or the calculation of income or Tax-Related Items thereunder) or of any amounts due to Participant pursuant to the settlement of the RSUs or the subsequent sale of the Shares allocated to the RSUs.
SECTION 6.    LIMITATIONS ON TRANSFER OF SHARES. In addition to any other limitation on transfer created by Applicable Laws, the Company’s Bylaws, this Agreement, the Grant Notice and the Plan, Participant shall not assign, encumber or dispose of any interest in the Shares issued pursuant to this Agreement except in compliance with Applicable Laws.
SECTION 7.    INVESTMENT AND TAXATION REPRESENTATIONS. In connection with the receipt of the RSUs and the Stock upon settlement of the RSUs, Participant represents to the Company the following:
(a)    Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares issued pursuant to this Agreement. Participant is or will be acquiring the Shares for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Participant does not have any present intention to transfer the Shares issued pursuant to this Agreement to any other person or entity.
(b)    Participant understands that the Shares issued pursuant to this Agreement have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein.
(c)    Participant further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the securities.
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(d)    Participant is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Participant understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this paragraph (d), Participant acknowledges and agrees to the restrictions set forth in paragraph (e) below.
(e)    Participant further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.
(f)    Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s receipt of the RSUs, the vesting and/or settlement of the RSUs, the issuance of Shares allocated to the RSUs and/or the disposition of such Shares. Participant represents that Participant has consulted any tax consultants Participant deems advisable in connection with the receipt of the RSUs, the vesting and/or settlement of the RSUs, the issuance of Shares allocated to the RSUs and/or the disposition of such Shares and that Participant is not relying on the Company for any tax advice.
SECTION 8.    SECTION 409A. All payments made and benefits provided under this Agreement are intended to comply with the requirements of Section 409A and this Agreement shall be interpreted to give effect to such intent to the maximum extent permitted by Section 409A so that none of the payments or benefits will be subject to the adverse tax penalties imposed under Section 409A. In no event will the Company reimburse Participant for any taxes or other penalties that may be imposed on Participant as a result of Section 409A and, by accepting the RSUs, Participant hereby indemnifies the Company for any liability that arises as a result of Section 409A. Notwithstanding anything in this Agreement to the contrary, if Participant is deemed by the Company at the time of Participant’s “separation from service” within the meaning of Section 409A to be a “specified employee” for purposes of Section 409A of the Code, to the extent delayed settlement of any RSUs to which Participant is entitled under this Agreement is required in order to avoid a prohibited distribution under Section 409A of the Code, such RSUs shall not be settled prior to the earlier of (i) the expiration of the six-month period measured from the date of Participant’s “separation from service” or (ii) the date of Participant’s death. Upon the first business day following the expiration of the applicable period, all RSUs for which settlement is deferred pursuant to the preceding sentence shall be settled.
SECTION 9.    SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, Shares will not be issued pursuant to this Agreement unless the Shares are then registered under the Securities Act or, if such Shares are not then so registered, the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. The issuance of Shares pursuant to this Agreement also must comply with other Applicable Laws and regulations governing the RSUs, and the Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon settlement of the RSUs unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel.
SECTION 10.    LOCK-UP AGREEMENT. In connection with a Public Listing and upon request of the Company or the underwriters managing such offering of the Company’s securities, Participant hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days)
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from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute and/or accept an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s Public Listing. Notwithstanding the foregoing, if during the last 17 days of the restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this subsection shall continue to apply until the end of the 3rd trading day following the expiration of the 15-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond 216 days after the effective date of the registration statement.
SECTION 11.    RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS:
(a)    Legends. Any certificate or certificates representing the Shares issued pursuant to this Agreement shall bear the following legends (as well as any legends required by the Company or applicable state and federal corporate and securities laws):
(i)    “THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”
(ii)    “THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE BYLAWS OF THE COMPANY. COPIES OF THE BYLAWS OF THE COMPANY MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”
(iii)    All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any Applicable Laws):
“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”
(b)    Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)    Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares issued pursuant to this Agreement that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
SECTION 12.    NO EMPLOYMENT RIGHTS. Nothing contained in this Agreement, the Grant Notice or the Plan is intended to constitute or create a contract of employment, nor shall it constitute or create the right to remain associated with or in the employ of the Company or any Subsidiary for any particular period of time. Nothing in this Agreement, the Grant Notice or the Plan shall affect in any manner whatsoever the right or power of the Company, or a parent, subsidiary or affiliate of the Company, to terminate Participant’s employment or consulting relationship, for any reason, with or without cause, subject to Applicable Laws.
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SECTION 13.    WAIVER OF STATUTORY INFORMATION RIGHTS. Participant acknowledges and understands that, but for the waiver made herein, upon delivery of any Shares issued to Participant pursuant to this Agreement, Participant would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of Participant as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until a Public Listing, Participant hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Participant in Participant’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of Participant under any written agreement with the Company.
SECTION 14.    NO ADVICE REGARDING GRANT. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s receipt, vesting or settlement of the RSUs or the Shares allocated thereto or the sale of such Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan and the RSUs before accepting the RSUs or otherwise taking any action related to the RSUs or the Plan.
SECTION 15.    DATA PRIVACY. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other Award materials by and among the entities in the Company Group for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.
Participant understands that the Company Group may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Awards, or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.
Participant understands that Data will be transferred to such stock plan service provider as may be selected by the Company, presently or the in future, which may be assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant authorizes the Company, the stock plan service provider as may be selected by the Company, and any other possible recipients which may assist the Company, presently or in the future, with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing Participant’s participation in the Plan. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her Service will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant RSUs, Awards or any other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.
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SECTION 16.    MISCELLANEOUS.
(a)    Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.
(b)    Entire Agreement; Enforcement of Rights. This Agreement (including any exhibits hereto), collectively with the Grant Notice and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior or contemporaneous discussions between them. Except as contemplated by the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and executed and/or accepted by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
(c)    Severability. If one or more provisions of this Agreement, the Grant Notice or the Plan are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, the Grant Notice and the Plan, (ii) the balance of the Agreement, the Grant Notice and the Plan shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement, the Grant Notice and the Plan shall be enforceable in accordance with its terms.
(d)    Language. If Participant has received this Agreement, the Grant Notice or any other document related to the RSUs and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
(e)    Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the RSUs and on any Shares allocated to the RSUs, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign and/or accept any additional agreements or undertakings that may be necessary to accomplish the foregoing. Participant also acknowledges that the Applicable Laws of the country in which Participant is residing or working at the time of grant, vesting and settlement of the RSUs or the sale of Shares received pursuant to the RSUs (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Participant to additional procedural or regulatory requirements that Participant is and will be solely responsible for and must fulfill.
(f)    Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email or fax, or 48 hours after being deposited in the U.S. mail or a comparable foreign mail service, as certified or registered mail with postage or shipping charges prepaid and addressed to the party to be notified at such party’s most recent address, email or fax number set forth in the Company’s books and records.
(g)    Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
(h)    Counterparts. This Agreement may be executed and/or accepted in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
(i)    Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.
(j)    Electronic Delivery. The Company may, in its sole discretion, decide to deliver to Participant by email or any other electronic means any documents or notices related to the RSUs, the Shares allocated to the RSUs, Participant’s current or future participation in the Plan, securities of the Company or any member of the Company Group or any other matter, including documents and/or notices required to be delivered to Participant by applicable securities law or any other Applicable Laws or the Company’s Certificate of Incorporation
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or Bylaws. By accepting the RSUs, whether electronically or otherwise, Participant hereby consents to receive such documents and notices by such electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.
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EXHIBIT A
VESTING SCHEDULE
B-1